HARDING, LOEVNER FUNDS TRADEMARK
                         H A R D I N G . L O E V N E R


                   HARDING, LOEVNER FUNDS, INC. (THE "FUND")
                         PROSPECTUS DATED MARCH 1, 2002
                     SUPPLEMENT DATED AS OF OCTOBER 2, 2002


Effective October 2, 2002, the second full paragraph on page 22 of the Fund's prospectus is deleted and replaced with the following paragraph:


      A redemption fee of 2% of the value of the shares redeemed (excluding 401(k) accounts and accounts affiliated with certain sponsored wealth management programs) will be imposed on shares in a Portfolio redeemed 90 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Portfolios or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Portfolio.